THE MAINSTAY GROUP OF FUNDS

(the “Funds”)

MainStay Cushing Funds

Supplement dated March 31, 2015

to the Statement of Additional Information dated March 31, 2015

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information.

For March 31, 2015 only, the following is effective:

1.	With respect to Class A and Investor Class share investments of $1,000,000 or more in certain Funds, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.